                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) April 11, 1996



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)



          DELAWARE                 0-16102                  59-2840783
(State or Other Jurisdiction      Commission              (I.R.S. Employer
     of Incorporation or          file number              Identification
       Organization)                                           Number)


                  RR #4, BOX 4452, DRUMS, PENNSYLVANIA 18222
                   (Address of principal executive offices)


                                (717) 788-6075
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.
         -------------

         On April 11, 1996, Eastern Environmental Services, Inc. issued a press release in the form attached as Exhibit 99.1 hereto.





                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EASTERN ENVIRONMENTAL SERVICES, INC.

Date:  April 11, 1996                   By:  /s/ William C. Skuba
                                        ------------------------------------
                                             William C. Skuba
                                             President



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